                                                                     Exhibit 4.5

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 5, 2003

                                      Among

                              WCI COMMUNITIES, INC.

                                       and

                           THE GUARANTORS NAMED HEREIN

                                   as Issuers,

                                       and

                          DEUTSCHE BANK SECURITIES INC.

                                       and

                        RAYMOND JAMES & ASSOCIATES, INC.

                              as Initial Purchasers

         4.0% Contingent Convertible Senior Subordinated Notes Due 2023

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1. DEFINITIONS................................................................1
2. SHELF REGISTRATION.........................................................4
3. ADDITIONAL AMOUNTS.........................................................6
4. REGISTRATION PROCEDURES....................................................8
5. REGISTRATION EXPENSES.....................................................13
6. INDEMNIFICATION...........................................................13
7. RULES 144 AND 144A........................................................17
8. UNDERWRITTEN REGISTRATIONS................................................17
9. MISCELLANEOUS.............................................................17

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is dated as of August 5, 2003, by and among WCI Communities, Inc., a Delaware corporation (the "Company"), the subsidiaries of the Company that are listed on the signature pages hereto (collectively, the "Guarantors" and, together with the Company, the "Issuers"), and Deutsche Bank Securities Inc. and Raymond James & Associates, Inc., (collectively, the "Initial Purchasers") under the Purchase Agreement (as defined below).

      This Agreement is entered into in connection with that certain Purchase Agreement, dated July 31, 2003 (the "Purchase Agreement"), by and among the Issuers and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of $125,000,000 aggregate principal amount of the Company's 4.0% Contingent Convertible Senior Subordinated Notes Due 2023 (the "Firm Notes") plus up to an additional $40,000,000 aggregate principal amount of the same which the Initial Purchasers may subsequently elect to purchase pursuant to the terms of the Purchase Agreement (the "Option Notes" and, together with the Firm Notes, the "Notes"), each guaranteed by the Guarantors (the "Guarantees" and together with the Notes, the "Securities") which are convertible into common stock, par value $.01 per share, of the Company (the "Underlying Shares"). The Securities are being issued pursuant to an Indenture dated as of the date hereof (the "Indenture"), by and among the Issuers and The Bank of New York, as Trustee.

      In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and certain subsequent holder or holders of the Securities or Underlying Shares as provided herein. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Firm Notes under the Purchase Agreement.

      The parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Additional Amounts": See Section 3(a) hereof.

      "Additional Amounts Payment Date": See Section 3(c) hereof.

      "Agreement": See the first introductory paragraph hereto.

      "Amendment Effectiveness Deadline Date": See Section 2(d)(i) hereof.

      "Amount of Registrable Securities": (a) With respect to Securities constituting Registrable Securities, the aggregate principal amount of all such Securities outstanding, (b) with respect to Underlying Shares constituting Registrable Securities, the aggregate number of such Underlying Shares outstanding multiplied by the Conversion Price (as defined in the Indenture relating to the Securities upon the conversion of which such Underlying Shares were issued) in effect at the time of computing the Amount of Registrable Securities or, if no such Securities are then outstanding, the last Conversion Price that was in effect under such Indenture when any such Securities were last outstanding, and (c) with respect to combinations thereof, the sum of (a) and (b) for the relevant Registrable Securities.

      "Business Day": Any day that is not a Saturday, Sunday or a day on which banking institutions in New York are authorized or required by law to be closed.

      "Closing Date": August 5, 2003.

      "Company": See the first introductory paragraph hereto.

      "Controlling Person": See Section 6 hereof.

      "Deferral Period": See Section 3(b) hereof.

      "Depositary": The Depository Trust Company until a successor is appointed by the Company.

      "Designated Counsel": One firm of counsel chosen by the Holders of a majority in Amount of Registrable Securities to be included in a Registration Statement for a Shelf Registration and identified to the Issuers in writing prior to the filing of such Registration Statement.

      "Effectiveness Date": The 180th day after the Closing Date.

      "Effectiveness Period": See Section 2(a) hereof.

      "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "Filing Date": The 90th day after the Closing Date.

      "Firm Notes": See the second introductory paragraph hereto.

      "Guarantees": See the second introductory paragraph hereto.

      "Guarantors": See the first introductory paragraph hereto.

      "Holder": Any holder of Registrable Securities.

      "Indemnified Holder": See Section 6 hereof.

      "Indemnified Person": See Section 6 hereof.

      "Indemnifying Person": See Section 6 hereof.

      "Indenture": See the second introductory paragraph hereto.

      "Initial Purchasers": See the first introductory paragraph hereto.

      "Initial Shelf Registration": See Section 2(a) hereof.

      "Inspectors": See Section 4(k) hereof.

      "Issuers": See the first introductory paragraph hereto.

      "Notes": See the second introductory paragraph hereto.

      "Notice and Questionnaire": means a written notice delivered to the Issuers containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Appendix A to the Offering Memorandum of the Issuers relating to the Securities.

      "Option Notes": See the second introductory paragraph hereto.

      "Person": An individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

      "Prospectus": The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Purchase Agreement": See the second introductory paragraph hereto.

      "Records": See Section 4(k) hereof.

      "Registrable Securities": All Securities and all Underlying Shares upon original issuance thereof and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement covering such Securities and Underlying Shares having been declared effective by the SEC and such Securities and Underlying Shares having been disposed of in accordance with such effective Registration Statement, (ii) such Securities and Underlying Shares having been sold in compliance with Rule 144 or could (except with respect to affiliates of the Issuers within the meaning of the Securities Act) be sold in compliance with Rule 144(k), or (iii) such Securities and any Underlying Shares ceasing to be outstanding.

      "Registration Default": See Section 3(a) hereof.

      "Registration Statement": Any registration statement of the Issuers filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all documents incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 144": Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

            "Rule 144A": Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

            "Rule 415": Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            "SEC": The Securities and Exchange Commission.

            "Securities": See the second introductory paragraph hereto.

            "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Selling Holder": On any date, any Holder that has delivered a Notice and Questionnaire to the Issuers on or prior to such date.

            "Shelf Registration": See Section 2(b) hereof.

            "Shelf Registration Statement": See Section 2(b) hereof.

            "Subsequent Shelf Registration": See Section 2(b) hereof.

            "TIA": The Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Trustee": The Trustee under the Indenture.

            "Underlying Shares": See the second introductory paragraph hereto.

            "Underwritten Registration" or "Underwritten Offering": A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

2. Shelf Registration.

      (a) Shelf Registration. The Issuers shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by Holders that have provided the information required pursuant to the terms of Section 2(d) hereof (the "Initial Shelf Registration") on or prior to the Filing Date.

            The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (excluding Underwritten Offerings). Other than with respect to se-curities covered by the Registration Rights Agreement dated March 15, 2002 among the Company and the other parties thereto, the Issuers shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

            The Issuers shall use all reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep such Initial Shelf Registration continuously effective under the Securities Act until the date that is two years after the Closing Date, or if later, the date on which the Option Notes were issued, (such period, as it may be shortened pursuant to clauses (i), (ii), (iii) or (iv) immediately following, the "Effectiveness Period"), or such shorter period ending when (i) all of the Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) the date on which all the Registrable Securities (x) held by Persons who are not affiliates of the Issuers may be resold pursuant to Rule 144(k) under the Securities Act or (y) cease to be outstanding, (iii) all the Registrable Securities have been resold pursuant to Rule 144 under the Securities Act or (iv) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

      (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Securities registered thereunder), the Issuers shall use all reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use all reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein, the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration and the term "Shelf Registration Statement" means any Registration Statement filed in connection with a Shelf Registration.

      (c) Supplements and Amendments. The Issuers shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of the majority in Amount of Registrable Securities covered by such Registration Statement.

      (d) Notice and Questionnaire. No Holder of Registrable Securities may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, prior to or on the 20th Business Day after the date the Notice and Questionnaire is given to Holders (the "Questionnaire Deadline"), such information as the Company may reasonably request for use in connection with the Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Registrable Securities, the Company shall notify such Holders of the requirements set forth in the preceding sentence. No Holder of Registrable Securities shall be entitled to Additional Amounts pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the Questionnaire Deadline. Each Holder as to which the Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading. Any Holder that does not complete and deliver the Notice and Questionnaire or provide such other information will not be named as a selling security holder in the Prospectus and therefore will not be permitted to sell any Registrable Securities under the Registration Statement. Each Holder must notify us not later than three business days prior to any proposed sale by that Holder pursuant to the Registration Statement. This notice will be effective for five days. Each Holder, by its acceptance of the notes, agrees to hold any communications by us in response to such notice of a proposed sale in confidence.

3. Additional Amounts.

      (a) The Issuers and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Issuers fail to fulfill certain of their obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay additional amounts on the Registrable Securities ("Additional Amounts") under the circumstances and to the extent set forth below (each of which shall be given independent effect; each a "Registration Default"). Additional Amounts shall accrue:

                  i. if the Initial Shelf Registration is not filed on or prior to the Filing Date, then commencing on the day after the Filing
            Date;

                  ii. if a Shelf Registration is not declared effective by the
            SEC on or prior to the Effectiveness Date, then commencing on the day after the Effectiveness Date; and

                  iii. if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as permitted under Section 3(b)), then commencing on the day after the date such Shelf Registration ceases to be effective.

provided, however, that Additional Amounts on the Registrable Securities may not accrue under more than one of the foregoing clauses (i), (ii) and (iii) at any one time; and provided further, however, that (1) upon the filing of the Initial Shelf Registration as required hereunder (in the case of clause (a)(i) of this Section 3), (2) upon the effectiveness of a Shelf Registration as required hereunder (in the case of clause (a)(ii) of this Section 3), (3) upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of clause (a)(iii) of this Section 3), Additional Amounts on the Registrable Securities as a result of such clause (or the rele-vant subclause thereof, as the case may be), shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, (1) no Additional Amounts shall accrue on any Registrable Securities that are then covered by an effective Shelf Registration Statement and (2) the right to receive Additional Amounts shall be the sole and exclusive remedy to the Holders of the Registrable Securities for breach by the Issuers of their registration obligations under this Agreement.

      (b) Notwithstanding paragraph (a) of this Section 3, the Issuers, upon written notice to the Holders, shall be permitted to suspend the effectiveness of a Registration Statement covering the Registrable Securities for any bona fide reason whatsoever for up to 45 consecutive days (the "Deferral Period") in any 90-day period without paying Additional Amounts; provided, however, that in the event such reason relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Issuers determine in good faith would be reasonably likely to impede the Issuers' ability to consummate such transaction, the Issuers may extend a Deferral Period from 45 days to 60 days without paying Additional Amounts; provided further, however, that Deferral Periods may not total more than 90 days in the aggregate in any twelve-month period. The Issuers shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Deferral Period.

      (c) So long as Securities remain outstanding, the Issuers shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Additional Amounts are required to be paid. Additional Amounts due pursuant to clause (a)(i), (a)(ii) or (a)(iii) of this
Section 3 with respect to the first 90-day period shall be payable in an amount equal to (i) in respect of each $1,000 principal amount of notes, $0.05 per week and (ii) in respect of any Underlying Shares, $0.05 per week per $1,000 principal amount of Securities that would then be convertible into such number of Underlying Shares. The amount of Additional Amounts shall increase by an additional $0.05 per week per $1,000 principal amount of Securities and, in respect of any Underlying Shares, $0.05 per week per $1,000 principal amount of Securities that would then be convertible into such number of Underlying Shares with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum of Additional Amounts of $0.25 per week per $1,000 principal amount of Securities and, in respect of Underlying Shares, $0.25 per week per $1,000 principal amount of Securities that would then be convertible into such number of Underlying Shares. Additional Amounts pursuant to this Section 3 shall be payable by the Issuers in cash semi-annually on each August 5 and February 5 (each, an "Additional Amounts Payment Date"), commencing with the first such date occurring after any such Additional Amounts commence to accrue, to Holders to whom regular interest is payable on such Additional Amounts Payment Date, with respect to Securities that are Registrable Securities, and to Persons that are registered Holders on July 20 or January 20 immediately prior to an Additional Amounts Payment Date with respect to Underlying Shares that are Registrable Securities, provided that any Additional Amounts accrued with respect to any Security or portion thereof redeemed by the Issuers on a redemption date or converted into Underlying Shares on a conversion date prior to the Additional Amounts Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion).

4. Registration Procedures.

            In connection with the filing of any Registration Statement pursuant to Section 2 hereof, the Issuers shall effect such registration to permit the resale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder the Issuers shall:

            (a) Prepare and file with the SEC, on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 hereof, and use all reasonable efforts to cause each such Registration Statement to become effective and, subject to Section 3(b), remain effective as provided herein.

            (b) Subject to Section 3(b), prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Issuers shall be deemed not to have used all reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in Selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required by applicable law or unless the Issuers comply with this Agreement, including without limitation the provisions of
      Section 4(i) hereof.

            (c) Notify the Selling Holders and Designated Counsel, if any, promptly (but in any event within two Business Days), (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose,
      (iii) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) of the Issuers' determination that a post-effective amendment to a Registration Statement would be appropriate.

            (d) Use all reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use all reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment, and provide, as promptly as practicable, notice to the Selling Holders of the withdrawal of any such order.

            (e) Furnish, upon request, to each Selling Holder and Designated Counsel, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

            (f) Deliver to each Selling Holder and Designated Counsel, if any, at the sole expense of the Issuers, as many copies of the Prospectus and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to
      Section 4A(a) and (c) hereof, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders of Registrable Securities and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (g) Cause the Issuers' counsel to perform Blue Sky law investigations and file registrations and qualifications required to be filed in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Selling Holder reasonably requests, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable under Blue Sky laws to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that none of the Issuers shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (iii) subject itself to taxation in any such jurisdiction where they are not then so subject.

            (h) Cooperate with the Selling Holders and their respective counsel to facilitate the timely preparation and delivery of certificates representing shares of Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such shares of Registrable Securities to be in such denominations and registered in such names as the Selling Holders may reasonably request.

      (i) Subject to Section 3(b), upon the occurrence of any event contemplated by Section 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, as promptly as practicable prepare and (subject to Section 4(b) hereof) file with the SEC, at the Issuers' sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (j) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

      (k) During the Effectiveness Period, make available at reasonable times for inspection by one or more representatives of the Selling Holders, designated in writing by Holders of a majority in Amount of Registrable Securities to be included in such Registration Statement of such Registrable Securities being sold, and any attorney or accountant retained by any such Selling Holders (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, at such time or times as shall be mutually convenient for the Issuers and the Inspectors as a group, all financial and other records, pertinent corporate documents and instruments of the Issuers and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that the Issuers shall have no obligation to provide any such information prior to the execution by the party receiving such information of a confidentiality agreement in a form reasonably acceptable to the Issuers. Records that the Issuers determine, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by any Inspector unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public other than through the acts of such Inspector; provided, however, that prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (k)). Each Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such actions are otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, unless and until such information in such Records has been made generally available to the public other than as a result of a breach of this Agreement.

            (l) Provide, upon request, (i) the Holders of the Registrable Securities to be included in such Registration Statement and Designated Counsel, if any, (ii) the sales or placement agent, if any, thereof, and
      (iii) one counsel for such agents, reasonable opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto.

            (m) During the Effectiveness Period, comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (n) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the Holders of the Registrable Securities and their respective counsel to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

            (o) Use all reasonable best efforts to cause the Registrable Securities covered by any Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Selling Holder or Holders thereof to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided, however, that none of the Issuers shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (iii) subject itself to taxation in any such jurisdiction where they are not then so subject.

            (p) If requested by Designated Counsel, if any, or the Holders of the majority in Amount of Registrable Securities (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Designated Counsel, if any, or such Holders reasonably determine is necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement.

            (q) Use all reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

            4A. Holders' Obligations. (a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Issuers with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Selling Holder agrees promptly to furnish to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Selling Holder not misleading and any other information regarding such Selling Holder and the distribution of such Registrable Securities as the Issuers may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

            (b) The Issuers may require each Selling Holder of Registrable Securities as to which any registration is being effected to furnish to the Issuers such additional information regarding such Holder and its plan of distribution of such Registrable Securities as the Issuers may, from time to time, reasonably request to the extent necessary or advisable to comply with the Securities Act. The Issuers may exclude from such registration the Registrable Securities of any Selling Holder if such Holder fails to furnish such additional information within 20 Business Days after receiving such request. Each Selling Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed so that the information previously furnished to the Issuers by such Holder is not materially misleading and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

            (c) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Issuers of the Issuers suspending the effectiveness of the Registration Statement pursuant to Section 3(b) hereof, or upon the hap-pening of any event of the kind described in Section 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. Each Holder agrees to keep any such notice confidential.

5. Registration Expenses.

      (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or Blue Sky laws, including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 4(g) hereof), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Holders of the majority in Amount of Registrable Securities included in any Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers, (v) Securities Act liability insurance, if the Issuers desires such insurance, (vi) fees and expenses of all other Persons retained by the Issuers,
(vii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (x) the expenses relating to printing, word processing and distributing all Registration Statements and any other documents necessary in order to comply with this Agreement. Notwithstanding anything in this Agreement to the contrary, each Holder shall pay all brokerage commissions with respect to any Registrable Securities sold by it and, except as set forth in Section 5(b) below, the Issuers shall not be responsible for the fees and expenses of any counsel, accountant or advisor for the Holders.

      (b) The Issuers shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements, of Designated Counsel, which fees shall not exceed $10,000.

6. Indemnification.

            Each of the Issuers agrees, jointly and severally, to indemnify and hold harmless (a) each Holder (which, for the absence of doubt, for purposes of this Section 6 shall include the Initial Purchasers), (b) each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (b) being hereinafter referred to as a "Controlling Person"), (c) the respective officers, directors, partners, employees, representatives and agents of any Holder (including any predecessor holder) or any Controlling Person (any person referred to in clause (a), (b) or (c) may hereinafter be referred to as an "Indemnified Holder"), against any losses, claims, damages or liabilities to which such Indemnified Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related prospectus or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances in which they were made; provided, however, that the Issuers will not be liable under this paragraph, (x) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in any such Registration Statement or Prospectus, or any amendment or supplement thereto or any related prospectus in reliance upon and in conformity with written information relating to any Holder furnished to the Issuers by or on behalf of such Holder specifically for use therein or (y) with respect to any untrue statement or alleged untrue statement, or omission or alleged omission made in any former or preliminary prospectus if the person asserting any such loss, claim, damage or liability who purchased Registrable Securities which are the subject thereof did not receive a copy of the Prospectus (as then amended or supplemented if the Issuers shall have furnished such Indemnified Holder with such amendment or supplement thereto on a timely basis) at or prior to the written confirmation of the sale of such Registrable Securities to such person and, in any case where such delivery is required by applicable law and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such former prospectus was corrected in the Prospectus (as then amended or supplemented if the Issuers shall have furnished such Indemnified Holder with such amendment or supplement thereto on a timely basis). The Issuers shall notify such Indemnified Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement that involves the Issuers or such Indemnified Holder.

            Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, officers, employees, representatives and agents and each Person who controls the Issuers (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as the indemnity provided in the first paragraph of this Section 6 from the Issuers to each Holder, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus. The liability of any Holder under this paragraph shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligation.

            In case any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the first and second paragraphs of this Section 6, such Person (the "Indemnified Person") shall promptly notify the Person or Persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing. No indemnification provided for in the first or second paragraphs of this Section 6 shall be available to any Person who shall have failed to give notice as provided in this paragraph if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice. Nevertheless, the failure to give such notice shall not relieve the Indemnifying Person or Persons from any liability which it or they may have to the Indemnified Person for contribution or otherwise than on account of the provisions of the first and second paragraphs of this Section 6. In case any such proceeding shall be brought against any Indemnified Person and it shall notify the Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person and shall pay as incurred (or within 30 days of presentation) the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Indemnifying Person shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the Indemnified Person in the event (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel in writing that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the Indemnifying Person shall have failed to assume the defense and employ counsel reasonably acceptable to the Indemnified Person within a reasonable period of time after notice of commencement of the action. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such Indemnified Persons. Such firm shall be designated in writing by Holders of a majority in Amount of Registrable Securities in the case of parties indemnified pursuant to the first paragraph of this Section 6 and by the Issuers in the case of parties indemnified pursuant to the second paragraph of this Section 6. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify the Indemnified Person from and against any loss or liability by reason of such settlement or judgment. In addition, the Indemnifying Person will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action or proceeding.

            To the extent the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under the first or second paragraph of this Section 6 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, except by reason of the exceptions set forth in the first or second paragraphs of this Section 6 or the failure of the Indemnified Person to give notice as required in the fourth paragraph of this Section 6, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other hand from the offering of the Securities pursuant to the Purchase Agreement and the Registrable Securities pursuant to any Shelf Registration. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers shall be deemed to be equal to the total net proceeds (before deducting expenses) received by the Issuers under the Purchase Agreement from the offering and sale of the Registrable Securities giving rise to such obligations. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving registration rights for the Registrable Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Indemnified Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph of this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim or enforcing any rights hereunder. Notwithstanding the provisions of this paragraph and the immediately preceding paragraph of this Section 6, (i) in no event shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the offering or sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            Except as otherwise provided in this Section 6, any losses, claims, damages, liabilities or expenses for which an Indemnified Person is entitled to indemnification or contribution under this Section 6 shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred (or within 30 days of presentation).

            The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

            The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Issuers, their officers or directors or any other Person controlling the Issuers and (iii) acceptance of and payment for any of the Registrable Securities.

7. Rules 144 and 144A.

            Each of the Issuers covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time such Issuer is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. Each of the Issuers further covenants that, for so long as any Registrable Securities remain outstanding, it will use all reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. The Issuers will provide a copy of this Agreement to prospective purchasers of Registrable Securities identified to the Issuers by the Initial Purchasers upon request. Upon the request of any Holder, the Issuers shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuers to register any of their securities pursuant to the Exchange Act.

8. Underwritten Registrations.

            No Holder of Registrable Securities may participate in any Underwritten Registration hereunder.

9. Miscellaneous.

      (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

      (b) Adjustments Affecting Registrable Securities. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

      (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Issuers and the Holders of not less than the majority in Amount of Registrable Securities; provided, however, that Section 6 and this Section 9(c) may not be amended, modified or supplemented without the prior written consent of the Issuers and each Holder (including, in the case of an amendment, modification or supplement of Section 6, any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

      (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

            (1) if to a Holder of Registrable Securities, at the most current address of such Holder set forth on the records of the registrar under the Indenture, in the case of Holders of Securities, and the stock ledger of the Company, in the case of Holders of common stock of the Company, unless, in either such case, any Holder shall have provided notice information in a Notice and Questionnaire or any amendment thereto, in which case such information shall control.

            (2) if to the Initial Purchasers:

                c/o Deutsche Bank Securities Inc.
                60 Wall Street, 45th Floor
                New York, New York 10005
                Facsimile No.:  (212) 797-0085
                Attention:  General Counsel

            with copies to:

                Cahill Gordon & Reindel llp
                80 Pine Street
                New York, New York 10005
                Facsimile No.:  (212) 269-5420
                Attention:  Daniel J. Zubkoff, Esq.

            (3) if to the Company:

                WCI Communities, Inc.
                24301 Walden Center Drive
                Bonita Springs, Florida 34134
                Facsimile No.: (239) 498-8338
                Attention: Vivian Hastings, Esq.

            with copies to:

                  Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue, 14th Floor
                  New York, NY  10017
                  Facsimile No.: (212) 455-2502
                  Attention: John B. Tehan, Esq.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when the addressor receives facsimile confirmation, if sent by facsimile during normal business hours, and otherwise on the next Business Day during normal business hours.

      (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Securities.

      (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, including via facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS SITTING IN MANHATTAN, NEW YORK CITY, THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (j) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage in Amount of Registrable Securities is required hereunder, Registrable Securities held by the Issuers or their affiliates (as such term is defined in

Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (k) Third-Party Beneficiaries. Holders of Registrable Securities are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

      (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                            [Signature pages follow]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       WCI COMMUNITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       GUARANTORS:



                                       BAY COLONY-GATEWAY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       COMMUNITY SPECIALIZED SERVICES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       FINANCIAL RESOURCES GROUP, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       FIRST FIDELITY TITLE, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       FLORIDA LIFESTYLE MANAGEMENT COMPANY



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WCI CAPITAL CORPORATION

                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       LIVINGSTON ROAD, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       SUN CITY CENTER GOLF PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       SUN CITY CENTER REALTY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WATERMARK REALTY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       THE COLONY AT PELICAN LANDING GOLF CLUB,
                                       INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       COMMUNITIES AMENITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       COMMUNITIES HOME BUILDERS, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       GATEWAY COMMUNICATIONS SERVICES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       JYC HOLDINGS, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       MARBELLA AT PELICAN BAY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       PELICAN LANDING GOLF RESORT VENTURES,
                                       INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       SARASOTA TOWER, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       TARPON COVE YACHT & RACQUET CLUB, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       TIBURON GOLF VENTURES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WCI ARCHITECTURE & LAND PLANNING, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WATERMARK REALTY REFERRAL, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WCI COMMUNITIES PROPERTY MANAGEMENT,
                                       INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       WCI GOLF GROUP, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WCI REALTY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       BAY COLONY REALTY ASSOCIATES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       BAY COLONY OF NAPLES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       CORAL RIDGE COMMUNITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       CORAL RIDGE PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       CORAL RIDGE REALTY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       CORAL RIDGE REALTY SALES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       FLORIDA DESIGN COMMUNITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       FLORIDA NATIONAL PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       GATEWAY COMMUNITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       GATEWAY REALTY SALES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       HERON BAY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       HERON BAY GOLF COURSE PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       PELICAN BAY PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       PELICAN LANDING PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       PELICAN MARSH PROPERTIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       TARPON COVE REALTY, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       WCI HOMES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President



                                       COMMUNITIES FINANCE COMPANY, LLC



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

                                       PELICAN LANDING COMMUNITIES, INC.



                                       By:  /s/ James D. Cullen
                                           -----------------------------
                                          Name: James D. Cullen
                                          Title: Vice President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.



Deutsche Bank Securities Inc.
Raymond James & Associates, Inc.



By: Deutsche Bank Securities Inc.



By:  /s/ Stephen N. Sachman
    --------------------------
   Name: Stephen N. Sachman
   Title: Director



By:  /s/ Tom Bradshaw
    --------------------------
   Name: Tom Bradshaw
   Title: Director


For themselves and the other Initial Purchasers named in Exhibit B to the Purchase Agreement.